                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 5th day of January, 2000.



                                                  /s/ Don L. Blankenship
                                        ----------------------------------------
                                                    Don L. Blankenship

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                              /s/ Carroll A. Campbell, Jr.
                                        ----------------------------------------
                                                Carroll A. Campbell, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                                  /s/ Philip J. Carroll
                                        ----------------------------------------
                                                    Philip J. Carroll

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                                  /s/ Peter James Fluor
                                        ----------------------------------------
                                                    Peter James Fluor

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 4th day of January, 2000.



                                                   /s/ David P. Gardner
                                        ----------------------------------------
                                                     David P. Gardner

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 4th day of January, 2000.



                                                  /s/ Thomas L. Gossage
                                        ----------------------------------------
                                                    Thomas L. Gossage

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                                    /s/ Bobby R. Inman
                                        ----------------------------------------
                                                      Bobby R. Inman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 4th day of January, 2000.



                                                 /s/ Vilma S. Martinez
                                        ----------------------------------------
                                                   Vilma S. Martinez

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                                    /s/ Dean R. O'Hare
                                        ----------------------------------------
                                                      Dean R. O'Hare

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 5th day of January, 2000.



                                               /s/ Robin W. Renwick, KCMG
                                        ----------------------------------------
                                                 Robin W. Renwick, KCMG

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                                  /s/ James O. Rollans
                                        ----------------------------------------
                                                    James O. Rollans

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 4th day of January, 2000.



                                                 /s/ Martha Romayne Seger
                                        ----------------------------------------
                                                   Martha Romayne Seger

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, D. E. MILLER and E. P. HELM and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1999, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 17th day of January, 2000.



                                                   /s/ James C. Stein
                                        ----------------------------------------
                                                     James C. Stein